                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7088

              Van Kampen Massachusetts Value Municipal Income Trust
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/04

Item 1. Report to Shareholders

The Trust's semiannual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Massachusetts Value Municipal Income Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2004.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. Trusts are subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and that the value of trust shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this trust.

       Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/04

MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
SYMBOL: VMV
------------------------------------------------------
AVERAGE ANNUAL                BASED ON      BASED ON
TOTAL RETURNS                   NAV       MARKET PRICE

Since Inception (04/30/93)     6.48%          5.64%

10-year                        7.91           6.89

5-year                         6.26           5.48

1-year                         2.18         -11.12

6-month                        0.94          -7.54
------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value (NAV) and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Massachusetts Municipal Bond Index is a broad-based statistical composite of Massachusetts municipal bonds. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Trust Report

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004

Van Kampen Massachusetts Value Municipal Income Trust is managed by the adviser's Municipal Fixed Income team.(1) Current members include Timothy D. Haney, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The state of the U.S. economy remained mixed over the six-month period under review. On the positive side, economic growth continued to be robust, with Gross Domestic Product growth topping 4 percent in both the last quarter of 2003 and, preliminarily, the first quarter of this year. While this strength in output has historically triggered fears of rising interest rates, yields remained stubbornly low across the municipal curve. These low yields were partly the result of the continued low levels of observed inflation in the U.S. economy. Unfortunately, they also reflected continuing weakness in the job market, which remained soft throughout the period. The soft job numbers, coupled with persistently low inflation, led the Federal Open Market Committee (the Fed) to maintain its accommodative stance throughout the period.

The surprisingly rapid job growth data released in April, coupled with rapidly rising commodity and high oil prices, led many investors to fear that the Fed would be forced to raise interest rates earlier than the market initially expected. As a result, bond yields across all major sectors spiked in April.

Supply of new municipal bonds in calendar 2003 hit record levels as municipalities moved to take advantage of historically low interest rates. Many cities and states sought to reduce expenditures by refinancing existing debt and replacing it with lower-yielding bonds. In other cases, municipalities attempted to meet current and future funding needs by issuing new debt. This activity slowed in the first months of 2004.

The low interest rates that prevailed over much of the period also had an impact on the demand for municipal bonds. Retail and institutional investor activity slowed as holders of municipal bonds saw little reason to sell bonds purchased at higher yield levels and reinvest at lower yields. However, the period was marked by rising activity among non-traditional investors, such as hedge funds and insurance companies seeking to take advantage of the attractiveness of municipal bonds relative to some taxable securities. Additionally, investors' search for yield led to significant outperformance by lower-rated bonds with greater credit risk. Sectors such as health care, with a preponderance of lower-rated issues, performed particularly well.

(1)Team members may change without notice at any time.
 2

The Massachusetts economy gained momentum during the reporting period. Unemployment, at 5.3 percent in February of 2004, was below the national average and trending down. Additionally, total tax receipts were ahead of estimates due to the closure of some tax loopholes and increased business earnings. The Commonwealth's debt levels have been above average and have been marked for an increase in annual issuance to $1.5 billion in 2004, up from $1 billion in 2002. The Central Artery/Tunnel project in downtown Boston, the largest public works project in the U.S., is partially responsible for the increase due to its $14.6 billion price estimate.

PERFORMANCE ANALYSIS

Closed-end fund returns can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly. On an NAV basis, the trust outperformed its benchmark, the Lehman Brothers Massachusetts Municipal Bond Index, but underperformed on a market-price basis. (See table below.)

Our analysis of the macroeconomic environment, coupled with the levels of interest rates near multi-decade lows, led us to believe that interest rates were more likely to rise than to fall further. As a result, we kept the trust's duration (a measure of interest-rate sensitivity) below that of its benchmark in order to limit the potentially damaging impact of any increase in interest rates. This approach hampered the trust's returns as interest rates fell for much of the period. That said, the strategy helped buoy returns when interest rates soared in the final weeks of the period.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are typically reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. As yields rose toward the end of the period, the prices of bonds declined. The trust's use of leverage magnified this negative price movement. However, our defensive duration posture helped to offset the effects of the leverage.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004

----------------------------------------------------------
                                  LEHMAN BROTHERS
      BASED ON     BASED ON        MASSACHUSETTS
        NAV      MARKET PRICE   MUNICIPAL BOND INDEX

       0.94%        -7.54%             0.92%
----------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

We also adjusted the portfolio's term structure in anticipation of rising interest rates. Our research showed that the intermediate portion of the curve offered the most promising total-return potential. As a result, we focused our purchases on the 15- to 20-year segment of the curve. These securities had the added appeal of premium coupons and 10-year call dates, which offered attractive income coupled with limited interest-rate exposure.

The trust's performance was modestly hampered by its relatively high-quality bias. Municipal bond investors during the period responded to the protracted low rate environment by favoring high-yield bonds, thus reducing the yield spreads between higher and lower-rated bonds (yield spreads reflect the premium demanded by investors to buy lower-rated bonds). As a result, lower-quality bonds outperformed. The portfolio had 84 percent exposure to bonds rated AA/Aa or higher at the end of the period.

Our trading activity during the period was below traditional norms because we wanted to avoid having to reinvest into securities with low yields. That said, we were able to make selective relative-value trades among securities and sectors as they moved into and out of fair value. Some of these acquisitions were funded by the proceeds of bonds that were called away by their issuers during the period. In other cases we sold bonds that met their performance objectives. We reinvested this cash into securities with more promising total-return characteristics.

The trust's portfolio remained well diversified during the period, with its holdings spread across many major municipal-bond sectors. We believe this long-standing strategy helps to minimize the risk of over-concentration in any single sector, while also giving the portfolio exposure to as many potential sources of return as possible. The three largest sector exposures at the end of the period were transportation, general purpose and higher education.

TOP 5 SECTORS AS OF 4/30/04                 RATINGS ALLOCATION AS OF 4/30/04
Transportation                   19.9%      AAA/Aaa                        77.1%
General Purpose                  17.9       AA/Aa                           7.0
Higher Education                 17.0       A/A                             6.5
Health Care                      12.7       BBB/Baa                         4.8
Public Education                  6.4       BB/Ba                           1.4
                                            Non-Rated                       3.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocations based upon ratings as issued by Standard and Poor's and Moody's. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

As mentioned above, the portfolio's below-market duration served it well in the final weeks of the period, when interest rates rose sharply. While it is impossible to predict how long this trend will hold, we believe that the trust is well positioned to weather further increases in rates. We look forward to becoming more active in seeking attractive structures and relative-value trading opportunities now that rates have moved into a more normal range.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  155.8%
          MASSACHUSETTS  141.6%
$1,705    Boston, MA Metro Dist Rfdg (Prerefunded @
          12/01/04)......................................    6.500%   12/01/13   $  1,791,495
 1,000    Boston, MA Ser A Rfdg (MBIA Insd)..............    5.000    02/01/21      1,027,400
 1,500    Chelsea, MA Sch Proj Ln Act 1948 (Prerefunded @
          06/15/04) (AMBAC Insd).........................    5.700    06/15/06      1,538,460
 2,385    Greater Lawrence, MA San Dist (MBIA Insd)......    6.000    06/15/17      2,726,651
 1,000    Holyoke, MA Gas & Elec Dept Rev Ser A (MBIA
          Insd)..........................................    5.000    12/01/31        996,250
 1,000    Lowell, MA (Prerefunded @ 04/01/05) (FSA
          Insd)..........................................    6.625    04/01/15      1,068,210
   335    Massachusetts Ed Ln Auth Ed Ln Rev Issue E Ser
          B (AMBAC Insd) (AMT)...........................    6.250    07/01/11        342,511
   415    Massachusetts Ed Ln Auth Ed Ln Rev Issue E Ser
          B (AMBAC Insd) (AMT)...........................    6.300    07/01/12        424,225
 1,000    Massachusetts St Cons Ln Ser B (AMBAC Insd)....    5.000    08/01/22      1,021,260
 1,000    Massachusetts St Dev Fin Agy M/Srbc Proj Ser A
          (MBIA Insd)....................................    5.125    08/01/28      1,007,620
 1,000    Massachusetts St Dev Fin Agy Rev MA College of
          Pharmacy Ser B.................................    6.750    07/01/30      1,071,720
 1,000    Massachusetts St Dev Fin Agy Rev Pharmacy &
          Allied Hlth Scnces.............................    5.750    07/01/33        994,730
 2,000    Massachusetts St Hlth & Ed Boston College Ser
          N..............................................    5.125    06/01/33      2,009,000
   500    Massachusetts St Hlth & Ed Fac Auth Rev
          (Prerefunded @ 02/15/07) (FHA Gtd).............    5.950    02/15/17        556,625
 1,000    Massachusetts St Hlth & Ed Fac Auth Rev
          Brandeis Univ Ser I (MBIA Insd)................    4.750    10/01/28        964,660
 1,500    Massachusetts St Hlth & Ed Fac Auth Rev
          Hlthcare Sys Covenant Hlth.....................    6.000    07/01/31      1,569,585
 1,000    Massachusetts St Hlth & Ed Fac Auth Rev Newton
          Wellesley Hosp Issue Ser E (MBIA Insd).........    5.875    07/01/15      1,056,250
 2,000    Massachusetts St Hlth & Ed Fac Auth Rev North
          Shore Med Ctr Ser A (MBIA Insd)................    5.625    07/01/14      2,052,380
 1,000    Massachusetts St Hlth & Ed Fac Auth Rev Saint
          Mem Med Ctr Ser A..............................    6.000    10/01/23        930,140
 1,000    Massachusetts St Hlth & Ed Fac Auth Rev Vly
          Regl Hlth Sys Ser C Rfdg (Connie Lee Insd).....    7.000    07/01/10      1,186,230
 1,000    Massachusetts St Hlth & Ed New England Med Ctr
          Hosp Ser H (FGIC Insd).........................    5.000    05/15/25        998,040
 2,185    Massachusetts St Hsg Fin Agy Hsg Rev Insd
          Rental Ser A Rfdg (AMBAC Insd) (AMT)...........    6.600    07/01/14      2,232,043
   750    Massachusetts St Hsg Fin Agy Rental Mtg Ser D
          (AMBAC Insd)...................................    6.200    07/01/15        775,800
   500    Massachusetts St Indl Fin Agy Rev First Mtg
          Loomis House & Vlg Proj (Prerefunded @
          07/01/05)......................................    7.500    07/01/17        544,925

 6                                             See Notes to Financial Statements

VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$2,000    Massachusetts St Indl Fin Agy Rev Suffolk Univ
          (AMBAC Insd)...................................    5.250%   07/01/27   $  2,033,960
 2,075    Massachusetts St Indl Fin Agy Rev Tufts Univ
          Ser H (MBIA Insd)..............................    4.750    02/15/28      2,004,263
 1,000    Massachusetts St Indl Fin Agy Rev Whitehead
          Inst Biomedical Research.......................    5.125    07/01/26      1,002,320
 1,000    Massachusetts St Indl Fin Agy Wtr Treatment
          American Hingham (AMT).........................    6.900    12/01/29      1,059,210
 1,000    Massachusetts St Indl Fin Agy Wtr Treatment
          American Hingham (AMT).........................    6.950    12/01/35      1,058,380
 1,000    Massachusetts St Spl Oblig Rev Ser A...........    5.700    06/01/10      1,013,700
 9,750    Massachusetts St Tpk Auth Metro Hwy Ser Rev Cap
          Apprec Sr Ser C (MBIA Insd)....................     *       01/01/22      3,909,067
 2,550    Massachusetts St Tpk Auth Metro Hwy Sys Rev Sub
          Ser A (AMBAC Insd).............................    5.000    01/01/39      2,514,683
 3,000    Massachusetts St Tpk Auth Rev Ser A Rfdg
          (Escrowed to Maturity).........................    5.000    01/01/13      3,244,050
 1,000    Massachusetts St Wtr Pollutn MWRA Prog Ser A...    5.000    08/01/32      1,001,200
 1,385    Monson, MA (AMBAC Insd)........................    5.250    11/01/19      1,483,764
 1,500    Narragansett, MA Rgl Sch Dist (AMBAC Insd).....    5.375    06/01/18      1,616,265
 1,000    New Bedford, MA Muni Purp Ln (FGIC Insd).......    5.000    05/01/20      1,041,050
 2,500    New England Ed Ln Mktg Corp MA Student Ln Rev
          Sub Issue H (Std Lns Gtd) (AMT)................    6.900    11/01/09      2,729,075
 1,000    Pittsfield, MA (MBIA Insd).....................    5.125    04/15/22      1,044,930
 2,000    University MA Bldg Auth Proj Sr Ser 1 Rfdg
          (AMBAC Insd)...................................    5.250    11/01/21      2,104,680
 1,975    Westford, MA (AMBAC Insd)......................    5.250    06/01/19      2,118,662
                                                                                 ------------
                                                                                   59,865,469
                                                                                 ------------
          PUERTO RICO  11.5%
 2,000    Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev
          Ser Y Rfdg (FSA Insd)..........................    6.250    07/01/21      2,411,320
 1,000    Puerto Rico Comwlth Rfdg (FGIC Insd)...........    5.250    07/01/09      1,111,260
 2,000    Puerto Rico Pub Bldg Auth Rev Gtd Conv Cap
          Apprec Ser D (AMBAC Insd) (a)..................  0/5.450    07/01/30      1,347,980
                                                                                 ------------
                                                                                    4,870,560
                                                                                 ------------

See Notes to Financial Statements                                              7

VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          U. S. VIRGIN ISLANDS  2.7%
$1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A..............................    6.375%   10/01/19   $  1,113,670
                                                                                 ------------

TOTAL LONG-TERM INVESTMENTS  155.8%
  (Cost $61,455,593)..........................................................     65,849,699
SHORT-TERM INVESTMENT  1.2%
  (Cost $500,000).............................................................        500,000
                                                                                 ------------

TOTAL INVESTMENTS  157.0%
  (Cost $61,955,593)..........................................................     66,349,699
OTHER ASSETS IN EXCESS OF LIABILITIES  2.1%...................................        925,031
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (59.1%)...................    (25,003,357)
                                                                                 ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%................................   $ 42,271,373
                                                                                 ============

*   Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

Std Lns--Student Loans

 8                                             See Notes to Financial Statements

VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $61,955,593)........................  $66,349,699
Cash........................................................       94,187
Interest Receivable.........................................    1,117,604
Other.......................................................        1,275
                                                              -----------
    Total Assets............................................   67,562,765
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       33,461
  Income Distributions--Common Shares.......................       12,505
  Other Affiliates..........................................        6,834
  Administrative Fee........................................        2,788
Trustees' Deferred Compensation and Retirement Plans........      185,297
Accrued Expenses............................................       47,150
                                                              -----------
    Total Liabilities.......................................      288,035
Preferred Shares (including accrued distributions)..........   25,003,357
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $42,271,373
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($42,271,373 divided by
  2,681,073 shares outstanding).............................  $     15.77
                                                              ===========
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 2,681,073 shares issued and
  outstanding)..............................................  $    26,811
Paid in Surplus.............................................   37,165,595
Net Unrealized Appreciation.................................    4,394,106
Accumulated Undistributed Net Investment Income.............      621,931
Accumulated Net Realized Gain...............................       62,930
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $42,271,373
                                                              ===========
PREFERRED SHARES
($.01 par value, authorized 100,000,000 shares, 1,000 issued with liquidation preference of $25,000 per share).........  $25,000,000
                                                              ===========
NET ASSETS INCLUDING PREFERRED SHARES.......................  $67,271,373
                                                              ===========

See Notes to Financial Statements                                              9

VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2004 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $1,784,148
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     205,488
Preferred Share Maintenance.................................      40,664
Trustees' Fees and Related Expenses.........................      34,709
Administrative Fee..........................................      17,124
Legal.......................................................       8,449
Custody.....................................................       2,265
Other.......................................................      50,105
                                                              ----------
    Total Expenses..........................................     358,804
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,425,344
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   78,765
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   5,407,943
  End of the Period.........................................   4,394,106
                                                              ----------
Net Unrealized Depreciation During the Period...............  (1,013,837)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (935,072)
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (93,022)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $  397,250
                                                              ==========

 10                                            See Notes to Financial Statements

VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                              FOR THE             FOR THE
                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2004     OCTOBER 31, 2003
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 1,425,344         $ 2,906,443
Net Realized Gain.......................................         78,765             347,531
Net Unrealized Depreciation During the Period...........     (1,013,837)           (194,914)
Distributions to Preferred Shareholders:
  Net Investment Income.................................        (93,022)           (216,571)
                                                            -----------         -----------

Change in Net Assets Applicable to Common Shares from
  Operations............................................        397,250           2,842,489

Distributions to Common Shareholders:
  Net Investment Income.................................     (1,301,966)         (2,757,982)
                                                            -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................       (904,716)             84,507

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..........................................         61,158             145,931
                                                            -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS APPLICABLE TO
  COMMON SHARES.........................................       (843,558)            230,438
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     43,114,931          42,884,493
                                                            -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $621,931 and $591,575,
  respectively).........................................    $42,271,373         $43,114,931
                                                            ===========         ===========

See Notes to Financial Statements                                             11

VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                     SIX
                                                    MONTHS
                                                    ENDED
                                                  APRIL 30,     ------------------------------
                                                     2004        2003      2002 (a)     2001
                                                  --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.........  $ 16.10      $ 16.07    $ 15.95     $ 14.84
                                                   -------      -------    -------     -------
  Net Investment Income..........................      .53         1.08       1.13        1.09
  Net Realized and Unrealized Gain/Loss..........     (.34)         .06        .04        1.15
Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income........................     (.03)        (.08)      (.11)       (.28)
    Net Realized Gain............................      -0-          -0-        -0-         -0-
                                                   -------      -------    -------     -------
Total from Investment Operations.................      .16         1.06       1.06        1.96
Distributions Paid to Common Shareholders:
    Net Investment Income........................     (.49)       (1.03)      (.94)       (.85)
    Net Realized Gain............................      -0-          -0-        -0-         -0-
                                                   -------      -------    -------     -------
NET ASSET VALUE, END OF THE PERIOD...............  $ 15.77      $ 16.10    $ 16.07     $ 15.95
                                                   =======      =======    =======     =======
Common Share Market Price at End of the Period...  $ 14.57      $ 16.24    $ 16.95     $ 15.51
Total Return (b).................................   -7.54%*       2.09%     15.96%      17.71%
Net Assets Applicable to Common Shares at End of
  the Period (In millions).......................  $  42.3      $  43.1    $  42.9     $  42.4
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (c)................    1.64%        1.61%      1.64%       1.86%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (c).........    6.53%        6.71%      7.16%       7.05%
Portfolio Turnover...............................       4%*         14%        11%         11%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (c)...........................    1.05%        1.02%      1.03%       1.16%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d).........    6.11%        6.21%      6.44%       5.25%

SENIOR SECURITIES:
Total Preferred Shares Outstanding...............    1,000        1,000      1,000       1,000
Asset Coverage Per Preferred Share (e)...........  $67,275      $68,118    $67,889     $67,436
Involuntary Liquidating Preference Per Preferred
  Share..........................................  $25,000      $25,000    $25,000     $25,000
Average Market Value Per Preferred Share.........  $25,000      $25,000    $25,000     $25,000

*  Non-Annualized

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.02, decrease net realized and unrealized gains and losses per share by $.02 and increase the ratio of net investment income to average net assets applicable to common shares from 7.02% to 7.16%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.


YEAR ENDED OCTOBER 31,
-------------------------------------------------------------------------------
       2000       1999       1998       1997       1996       1995       1994
-------------------------------------------------------------------------------
     $  14.40   $  15.77   $  15.24   $  14.53   $  14.26   $  12.27   $  15.47
     --------   --------   --------   --------   --------   --------   --------
         1.10       1.07       1.07       1.08       1.07       1.08       1.09
          .50      (1.42)       .56        .70        .21       2.01      (3.16)
         (.33)      (.24)      (.32)      (.29)      (.29)      (.33)      (.23)
          -0-        -0-        -0-        -0-        -0-        -0-       (.01)
     --------   --------   --------   --------   --------   --------   --------
         1.27       (.59)      1.31       1.49        .99       2.76      (2.31)
         (.83)      (.78)      (.78)      (.78)      (.72)      (.77)      (.83)
          -0-        -0-        -0-        -0-        -0-        -0-       (.06)
     --------   --------   --------   --------   --------   --------   --------
     $  14.84   $  14.40   $  15.77   $  15.24   $  14.53   $  14.26   $  12.27
     ========   ========   ========   ========   ========   ========   ========
     $13.9375   $  13.25   $ 15.875   $  14.50   $ 12.375   $  12.00   $ 11.375
       11.68%    -12.07%     13.22%     23.97%      9.26%     12.26%    -20.95%
         39.5   $   38.3   $   41.9   $   40.5   $   38.6   $   37.9   $   32.6
     $
                   1.88%      1.88%      1.95%      2.06%      2.17%      2.12%
        1.97%
                   6.97%      6.89%      7.29%      7.54%      8.13%      7.85%
        7.59%
          23%         5%         3%         8%        12%        65%       108%

                   1.17%      1.17%      1.19%      1.24%      1.27%      1.26%
        1.19%
                   5.38%      4.84%      5.29%      5.49%      5.65%      6.22%
        5.31%

        1,000      1,000        500        500        500        500        500
     $ 64,480   $ 63,303   $133,850   $131,032   $127,272   $125,798   $115,230
       25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $
     $ 25,000   $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements                                             13

VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Massachusetts Value Municipal Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide common shareholders with a high level of current income exempt from federal income taxes and Massachusetts personal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in Massachusetts municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investments Advisory Corp. merged into its affiliate, Van Kampen Asset Management (the "Adviser").

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2004, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2003, the Trust had an

VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) continued

accumulated capital loss carryforward for tax purposes of $15,835 which will expire between October 31, 2005 and October 31, 2007.

    At April 30, 2004 the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $61,621,789
                                                                ===========
Gross tax unrealized appreciation...........................    $ 4,912,886
Gross tax unrealized depreciation...........................       (184,976)
                                                                -----------
Net tax unrealized appreciation on investments..............    $ 4,727,910
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2003 was as follows:

                                                                 2003
Distribution paid from:
  Ordinary Income...........................................    $9,072
  Long-term capital gain....................................       -0-
                                                                ------
                                                                $9,072
                                                                ======

    As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $61,848

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust pays a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from .05% to .00%.

    For the six months ended April 30, 2004, the Trust recognized expenses of approximately $2,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2004, the Trust recognized expenses of approximately $12,200 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) continued

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2004 and October 31, 2003, paid in surplus related to common shares aggregated $37,165,595 and $37,104,475, respectively. Transactions in common shares were as follows:

                                                 SIX MONTHS ENDED               YEAR ENDED
                                                  APRIL 30, 2004             OCTOBER 31, 2003
Beginning Shares...............................     2,677,347                   2,668,364
                                                    ---------                   ---------
Shares Issued Through Dividend Reinvestment....         3,726                       8,983
                                                    ---------                   ---------
Ending Shares..................................     2,681,073                   2,677,347
                                                    =========                   =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,640,871 and $2,920,640, respectively.

5. PREFERRED SHARES

The Trust has outstanding 1,000 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on April 30, 2004 was 0.980%. During the six months ended April 30, 2004, the rates ranged from 0.400% to 1.400%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN *
JACK E. NELSON
RICHARD F. POWERS, III *
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 VMV SAR 6/04 RN04-00748P-Y04/04

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. [Reserved.]

Item 9. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a) Code of Ethics -- Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Massachusetts Value Municipal Income Trust

By: /s/ Ronald E. Robison
   ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
   ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 22, 2004

By: /s/ John L. Sullivan
   ---------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: June 22, 2004